March 31, 2023

Davenport Value & Income Fund (DVIPX)

Supplement to the Summary Prospectus Dated August 1, 2022,

as Supplemented January 1, 2023

Effective March 31, 2023, the Davenport Value & Income Fund (the “Fund”) transitioned from a committee management structure to a dedicated management structure and Michael S. Beall, CFA, Adam Bergman, CFA, and George L. Smith, III, CFA, were appointed to serve as the Fund’s portfolio managers. Prior to March 31, 2023, Mr. Smith and Mr. Beall managed the Fund, along with the other members of the Advisor’s Investment Policy Committee.

Accordingly, the disclosure in the section Management of the Fund - Portfolio Managers on page 4 of the Summary Prospectus is replaced in its entirety as follows:

Portfolio Managers

Michael S. Beall, CFA, Adam Bergman, CFA, and George L. Smith, III, CFA, are jointly and primarily responsible for the portfolio management of the Fund. Mr. Beall, Executive Vice President and Director of the Advisor and Mr. Smith, Senior Vice President and Director of the Advisor, have managed the Fund since its inception in 2010. Mr. Bergman, Senior Vice President of the Advisor, has managed the Fund since 2023.

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You may obtain copies of the Prospectuses and Statement of Additional Information for The Davenport Funds free of charge on the Funds’ website at www.investdavenport.com, by calling toll-free 1-800-281-3217, or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

This Supplement replaces a previous Supplement

Please retain it with your records